Income (expense) from investments (Tables)	12 Months Ended
Dec. 31, 2021
Income (expense) from investments
Schedule of other gain (loss) from investments	Other gain (loss) from investments

(€ million)	2021	2020	2019
Dividends	230	150	247
Net gain (loss) on disposals	1	—	19
Other net income (expense)	(8)	(75)	15
	223	75	281